Exhibit 23-3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independeant public accountants, we hereby consent to the incorporation by reference in PSINet Inc.'s Registration Statement on Form S-8 of our reports dated February 10, 1999, included in Transaction Network Services, Inc.'s
Form 10-K for the fiscal year ended December 31, 1998, which is incorporated by reference in PSINet Inc.'s Current Report on Form 8-K dated August 22, 1999.

                                        /s/ Arthur Andersen LLP
Vienna,Virginia
September 22, 1999